UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AURA FAT PROJECTS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 6, 2025

TO THE SHAREHOLDERS OF AURA FAT PROJECTS ACQUISITION CORP:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Aura FAT Projects Acquisition Corp, which we refer to as “we,” “us,” “our,” or the “Company,” to be held at 10:00 A.M. Eastern Time on October 6, 2025.

The Extraordinary General Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/aurafatprojects/2025. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated September 11, 2025 and is first being mailed to shareholders of the Company on or about September 15, 2025. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●	a proposal, by special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (as amended) which we refer to as the “existing charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date (the “Extension”), by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering effective April 18, 2022, which we refer to as the “IPO,” from July 18, 2025 (the “Termination Date”) to July 18, 2027 (the “Extended Date”), without any requirement that the Company deposit additional funds into the Company’s trust account (the “Trust Account”) held by the Trustee (as defined below) in connection with the Extension;

●	a proposal, by ordinary resolution, to amend the Company’s Investment Management Trust Agreement, dated as of April 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date to July 18, 2027, which we refer to as the “Trust Amendment” and such proposal the “Trust Amendment Proposal” in the form set forth in Annex B; and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

While we used our best efforts to complete an initial business combination before the Termination Date we were unable to do so. We are proposing this amendment after the Termination Date because during the period between the Termination Date and the liquidation, we became aware of several possible entities that the Board believes would be attractive business combination candidates that would be interested in consummating a business combination. Accordingly, our board of directors (the “Board”) believes that we will still be able to consummate an initial business combination, so that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date.

If the Extension is approved and implemented, we intend to complete an initial business combination as soon as possible and in any event on or before the final Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election (as defined below) would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the final Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or October 2, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.84 at the time of the Extraordinary General Meeting. The approximate redemption price per share to be paid for redemptions is $11.84 per share, (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

On January 7, 2022, prior to the Company’s IPO, Aura FAT Projects Capital LLC, the Company’s sponsor (the “Sponsor”) paid $25,000, or approximately $0.009 per share in consideration for 2,875,000 Class B Ordinary Shares, par value $0.0001 (the “Class B Ordinary Shares” or “Founder Shares”). On April 12, 2022, the Sponsor and the Company entered into a Private Placement Warrants Purchase Agreement (the “Purchase Agreement”), pursuant to which Sponsor purchased 5,000,000 Private Placement Warrants (the “Private Placement Warrants”). Pursuant to a Letter Agreement dated as of April 12, 2022, the Sponsor, officers and directors of the Company have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by the, in connection with the completion of the initial business combination. In the event of a liquidation, the Sponsor, the officers, and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote will be required to approve the Extension Amendment Proposal. Approval of the Trust Amendment Proposal requires the affirmative vote of the majority of the then outstanding ordinary shares, voting together as a single class. Shareholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting.

Our Board has fixed the close of business on July 22, 2025, as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal, and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

September 11, 2025	By Order of the Board of Directors

/s/ David Andrada
David Andrada
Co-Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 6, 2025: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/aurafatprojects/2025.

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 6, 2025

PROXY STATEMENT

The extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Aura FAT Projects Acquisition Corp, which we refer to as the “we,” “us,” “our,” or the “Company,” will be held at 10:00 A.M. Eastern Time on October 6, 2025, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/aurafatprojects/2025. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal, by special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (as amended) which we refer to as the “existing charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date (the “Extension”), by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering effective April 18, 2022, which we refer to as the “IPO,” from July 18, 2025 (the “Termination Date”) to July 18, 2027 (the “Extended Date”), without any requirement that the Company deposit additional funds into the Company's trust account held by the Trustee (as defined below) in connection with the Extension;

●	a proposal, by ordinary resolution, to amend the Company’s Investment Management Trust Agreement, dated as of April 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date to July 18, 2027, which we refer to as the “Trust Amendment” and such proposal the “Trust Amendment Proposal” in the form set forth in Annex B; and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete an initial business combination.

While we used our best efforts to complete an initial business combination before the Termination Date we were unable to do so. We are proposing this amendment after the Termination Date because during the period between the Termination Date and the liquidation, we became aware of several possible entities that the Board believes would be attractive business combination candidates that would be interested in consummating a business combination. Accordingly, our board of directors (the “Board”) believes that we will still be able to consummate an initial business combination, so that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in an initial business combination Agreement (including, without limitation, receipt of shareholder approval of business combination), we intend to complete an initial business combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal and the Trust Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $3,293,251.70 that was in the Trust Account as of July 22, 2025, the record date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

On January 7, 2022, prior to the Company’s IPO, the Sponsor paid $25,000, or approximately $0.009 per share in consideration for 2,875,000 Class B Ordinary Shares, par value $0.0001 (the “Founder Shares”). On April 12, 2022, the Sponsor and the Company entered into a Private Placement Warrants Purchase Agreement (the “Purchase Agreement”), pursuant to which Sponsor purchased 5,000,000 Private Placement Warrants (the “Private Placement Warrants”). Pursuant to a Letter Agreement dated as of April 12, 2022, the Sponsor, officers and directors of the Company have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by the, in connection with the completion of the initial business combination. In the event of a liquidation, the Sponsor, the officers, and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or October 2, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.84 at the time of the Extraordinary General Meeting. The approximate redemption price per share to be paid for redemptions is $11.84 per share, (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their Company’s Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account because of its ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to the Company’s IPO and 5,000,000 Private Placement Warrants were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Extraordinary General Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, if an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.84. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on July 22, 2025, as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 384,510 Class A Ordinary Shares, which includes 5,963 held as units, 278,134 of which have the right to redeem, and 2,875,000 Class B Ordinary Shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Lioness Consulting LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor its customary fee. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated September 11, 2025, and is first being mailed to shareholders on or about September 15, 2025.

September 11, 2025	By Order of the Board of Directors

/s/ David Andrada
David Andrada
Co-Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in the Cayman Islands on December 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On April 18, 2022, we consummated our IPO from which we derived gross proceeds of $115 million, and incurring offering costs (including the underwriters over-allotment option of an additional 1,500,000 units). Like most blank check companies, our existing charter provides for the return of our IPO proceeds held in trust to the holders of Class A Ordinary Shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is currently July 18, 2025. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination.

The purpose of the Extension Amendment Proposal the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination.

What is being voted on?	You are being asked to vote on:

●

a proposal to amend our existing charter to extend the date by which we have to consummate an initial business combination from July 18, 2025, to July 18, 2027, or such earlier date as determined by the Board,;

	●	a proposal to amend our amended Trust Agreement to allow us to extend the Termination Date to July 18, 2027, or the applicable Extended Date; and

	●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we must complete our initial business combination at a lower incremental and aggregate cost for each Extension. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date.

Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $3,293,251.70 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. If the Extraordinary General Meeting is cancelled and we do not complete an initial business combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The Extension would give us additional time to complete an initial business combination and a lower incremental and aggregate cost for each Extension.

The Board believes that it is in the best interests of our shareholders that the Extension be obtained to provide additional amount of time to consummate an initial business combination. We believe that given our expenditure of time, effort and money on completing an initial business combination, it is in the best interests of our shareholders that we obtain the Extension. Our Board believes an initial business combination will provide significant benefits to our shareholders.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Extraordinary General Meeting is cancelled and we are unable to complete an initial business combination or an initial business combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

We intend to hold the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, Trust Amendment at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 88.2% of our issued and outstanding ordinary shares, including 2,875,000 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote on the record date. The approval of the Trust Amendment Proposal requires the affirmative vote of the majority of the then outstanding ordinary shares, voting together as a single class.

The approval of the Adjournment Proposal will require the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal?

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment, and the Trust Amendment. If the Extension Amendment Proposal, and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless if we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate an initial business combination until the Extended Date. We expect to seek shareholder approval of an initial business combination. If shareholders approve an initial business combination, we expect to consummate an initial business combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate or incur significant cost to extension of the Termination Date under the current terms of the existing charter. This will cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date, we will amend our existing charter in the form set forth in Annex A to extend the time it has to complete an initial business combination until the Extended Date. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Upon approval of the Trust Amendment Proposal by holders of the majority of the then outstanding ordinary shares, voting together as a single class, we will amend the Trust Agreement in the form set forth in Annex B.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with an initial business combination?

If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in our existing charter (including the requirement to submit any request for redemption in connection with an initial business combination on or before the date that is one business day before the extraordinary general meeting of shareholders to vote on an initial business combination). If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of an initial business combination in connection with the shareholder vote to approve an initial business combination, subject to any limitations set forth in our existing charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

	●	Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

	●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0169039#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date of our ordinary shares, including the Founder Shares, voting together as a single class. The Trust Amendment Proposal must be approved by the affirmative vote of majority of the then outstanding ordinary shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Extension Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders who together hold not less than a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy at the Extraordinary General Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, 1,631,256 of our ordinary shares would be required to achieve a quorum.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our ordinary shares at the close of business on July 22, 2025, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements. On this record date, 384,510 Class A Ordinary Shares, which includes 5,963 held as units, 278,134 of which have the right to redeem, and 2,875,000 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal the Trust Amendment Proposal, and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,875,000 Founder Shares and 5,000,000 Private Placement Warrants (purchased for $1), which would expire worthless if an initial business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal, and/or the Trust Amendment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating, and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my public shares?

If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on October 2, 2025 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

If you choose not to redeem your public shares, the portion of the funds in the Trust Account attributable to your shares will remain in the Trust Account and continue to earn interest, and we will not require our sponsor or any other party to deposit additional funds into the Trust Account to replace any amounts withdrawn to pay redemption proceeds to other shareholders.

What are the risks of approving the Extension after the Termination Date has already passed?

Our existing charter says that if we don’t complete an initial business combination by the Termination Date, we must cease all operations, redeem all public shares, and wind up the Company. Section 1(i) of the Trust Agreement has similar provisions in connection with the Termination Date and the winding up procedures, including the redemption of all public shares. Since we did not start winding up procedures after the Termination Date, asking shareholders to approve the Extension, is inconsistent with our existing charter and the Trust Agreement.

In addition, when we completed our IPO, we told investors in our Registration Statement on Form S-1 initially filed on March 18, 2022, and declared effective by the SEC on April 12, 2022 (the “IPO Registration Statement”), that if we were unable to complete an initial business combination by the deadline in our existing charter, we would cease all operations, redeem all public shares, and wind up the Company. By now seeking shareholder approval for the Extension after the Termination Date has already passed, we are acting contrary to both, what we told our investors in our IPO Registration Statement and what is required by our existing charter. However, we are proposing this amendment after the Termination Date because during the period between the Termination Date and the liquidation, we became aware of several possible entities that the Board believes would be attractive business combination candidates that would be interested in consummating a business combination.

Why are we seeking an extension only after the Termination Date has already passed?	Even if shareholders approve the Extension, there is a risk that shareholders, the trustee, or other interested parties could challenge our ability to keep operating, claim that our actions after the Termination Date are invalid, or require us to liquidate the trust account. However, we believe that under Cayman law our shareholders’ approval of this amendment will serve as a ratification by the shareholders of our actions after the Termination Date. Further, we have agreed with the Trustee that we will make additional deposits, in accordance with the prior amendments to our existing charter, while we seek this extension, which represents the payments that would have been due up to August 16, 2025. We have also agreed with the Trustee that we will pay the amount due for the month of August 16, 2025 to September 16, 2025, had we been permitted to extend under the terms of our existing charter.

Even if you choose to grant us the opportunity to proceed by voting in favor of the Extension, you will be entitled to redeem your shares and receive your share of the amount in the Trust Account.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Lioness Consulting LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor their usual and customary fees. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Solicitor:

Lioness Consulting LLC

Telephone number: 917-576-3586

Email: info@lionessconsultingllc.com

You may also contact us at:

Aura FAT Projects Acquisition Corp

1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

Attn:

Telephone No.: +65-3135-1511

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following an initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended November 30, 2024 filed with the SEC on March 6, 2025 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 6, 2025, and in the other reports we file with the SEC before deciding to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination or an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

After the expiration date on July 18, 2025, we did not wind up or redeemed our public shares in accordance with our existing charter and the disclosures made in our IPO Registration Statement, and are now seeking shareholder approval for the Extension. This creates potential legal, contractual, and enforcement risks that could adversely affect us and our shareholders.

Article 162 of our existing charter required us to consummate an initial business combination by July 18, 2025 (the “Termination Date”), or, if we were unable to do so, to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. Similarly, Section 1(i) of the Trust Agreement covenants to commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (the “Termination Letter”), signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company or other authorized officer of the Company, and, complete the liquidation of the Trust Account and distribute the property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) 15 months after the closing of the offering, (ii) such later date upon an extension effectuated pursuant to the terms hereof, and (iii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter and the property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the public shareholders of record as of such date. As indicated, we have agreed with the Trustee that we will make additional deposits, in accordance with the prior amendments to our existing charter, while we seek this Extension.

We did not complete an initial business combination by the Termination Date and we have not commenced winding up or redeeming the public shares in accordance with Article 162 of our existing charter. Instead, the Board has determined to seek shareholder approval to amend the existing charter to extend the deadline for completing an initial business combination.

In addition, our IPO Registration Statement included clear disclosures stating that if we were unable to complete an initial business combination by the deadline in our existing charter, we would cease all operations, redeem all public shares, and wind up the Company.

Since we did not complete an initial business combination and did not commence winding up procedures, including the redemption of public shares, our continued operations and proposed Extension are in violation of the Trust Agreement and our existing charter and inconsistent with the disclosures made to investors in our IPO Registration Statement.

Since the existing charter did not authorize an extension to be implemented after the Termination Date had already passed, our continued corporate existence beyond the Termination Date without winding up is not in compliance with our existing charter, the Trust Agreement, and the statements made to our investors in our IPO Registration Statement, and may be challenged by our shareholders, the trustee, or other interested parties. This exposes us and our directors to claims of breach of fiduciary duty and/or ultra vires acts under applicable law, which could result in economic damage, orders requiring us to liquidate, or other remedies. If our shareholders approve the Extension, such approval would be contrary to Article 162 of our existing charter, which does not authorize an extension of the Termination Date after it has expired.

Even if shareholders approve the Extension, there is a risk that shareholders, the trustee, or other interested parties could challenge our ability to keep operating, claim that our actions after the Termination Date are invalid, or require us to liquidate the trust account. However, we believe that under Cayman law our shareholders’ approval of this amendment will serve as a ratification by the shareholders of our actions after the Termination Date. Further, we have agreed with Continental that we will deposit prior to the redemption the amount representing the payments that would have been due on August 16, 2025 and September 16, 2025 had we been permitted to extend under the terms of our existing charter.

We are seeking the Extension only after the Termination Date has already passed, we therefore face increased legal, contractual, and practical risks, and there is no assurance that our actions will be upheld or that we will be able to complete an initial business combination.

We did not file the proxy statement to seek shareholder approval for the Extension before the Termination Date because, at that time, we did not have any acquisition targets under consideration and did not believe the Extension was warranted. We are now seeking shareholder approval after the Termination Date has passed because we have identified and begun evaluating potential business combination opportunities.

However, because the deadline in our existing charter and Trust Agreement has already expired, and because we previously disclosed in our IPO Registration Statement that we would redeem public shares and wind up if we did not complete an initial business combination by the Termination Date, our decision to seek the Extension now could increase the risk of legal challenges, contractual claims, or enforcement actions.

The Company’s Ordinary Shares and Public Warrants were delisted from Nasdaq, which has had and may continue to have a material adverse effect on our business and the trading and price of our securities.

As previously disclosed, on July 19, 2024, Nasdaq entered a trading halt against the Company’s securities. On September 9, 2024, Nasdaq suspended trading in the Company’s securities. On March 5, 2025, Nasdaq filed a Form 25 delisting the Company’s securities.

The delisting of our securities from Nasdaq has and may continue to have adverse effects on our business, including the following:

●	less liquidity and value for our securities;

●	more limited information concerning our securities, or their trading prices and volume;

●	loss of reputation, loss of employee confidence, or loss of institutional investors or interest in business development opportunities;

●	more difficult and more expensive financings in the future;

●	decreased ability to issue additional securities or obtain additional funding in the future;

●	increased possibility of a less attractive acquisition vehicle to a target business in connection with an initial business combination; and

●	loss of exemption under U.S. states securities registration requirements, which may require us to comply with applicable U.S. state securities laws.

An active trading market for the Company’s securities may never develop or, if developed, it may not be sustained. You may be unable to sell securities unless an active market for such securities can be established and sustained.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result of the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even though we liquidated the securities held in the Trust Account prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may still be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, having liquidated the securities held in the Trust Account prior to the 24-month anniversary and instead holding all funds in the Trust Account in cash, the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company may be reduced.

The Committee on Foreign Investment in the United States may delay, prevent, or impose conditions on an initial business combination.

The Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require certain foreign investors to make mandatory filings and to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS considers presenting unresolved national security concerns, CFIUS has the power to suspend transactions, impose mitigation measures, and/or recommend that the President block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’ jurisdiction. CFIUS’ expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations further includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” that is, a U.S. business that: (i) produces, designs, tests, manufactures, fabricates, or develops “critical technologies”; (ii) owns or operates certain “critical infrastructure”; and/or (iii) maintains or collects “sensitive personal data,” all as defined in the CFIUS regulations.

The Sponsor is a “foreign person” under CFIUS’ regulations. The Sponsor is organized under the laws of the Cayman Islands and its principal place of business is in Cayman Islands. AFAR exercises control over the Sponsor. In addition, the Sponsor and the Founder have substantial ties to foreign persons, given that certain of the members of their boards of directors and management are foreign persons and foreign persons provided a majority of the funds invested in the Sponsor. Because AFAR is not currently conducting any business in the United States, AFAR believes that it should not be considered a U.S. business for CFIUS purposes.

CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may seek to review an initial business combination. If CFIUS were to determine that an initial business combination is within its jurisdiction, it might request that the parties submit a filing with respect to an initial business combination. A CFIUS review of an initial business combination could delay the completion of an initial business combination, and, if CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to an initial business combination, recommend that the President of the United States prohibit an initial business combination, or, if the closing of an initial business combination has occurred, recommend that the President of the United States order Company to divest all or a portion of any shares that Company acquired without first obtaining CFIUS approval. Moreover, should CFIUS determine that any party to an initial business combination was required to make a filing with CFIUS but failed to do so, CFIUS could impose on such party the greater of a civil penalty not to exceed $250,000 or the value of the relevant transaction.

The time necessary for CFIUS review of an initial business combination or a decision by CFIUS to prohibit an initial business combination may also prevent an initial business combination from occurring before the Extended Date. These risks may limit the attractiveness of, and/or delay or prevent Company from pursuing, an initial business combination or, should an initial business combination not be completed, another initial business combination with certain target companies that Company believes would otherwise be attractive to its and its shareholders.

If AFAR is unable to consummate an initial business combination, or another initial business combination, before the Extended Date, AFAR will be required to wind up, redeem its public shares, and liquidate. In such event, AFAR’s shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through an initial business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event of AFAR winding up.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 Founder Shares that were issued to the Original Sponsor and prior to our IPO and 5,000,000 Private Placement Warrants that were purchased by the Original Sponsor in a private placement which occurred simultaneously with the completion of the IPO, and subsequently purchased by the Sponsor. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $1.

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with an initial business combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of an initial business combination. Even if an initial business combination is not completed, we have incurred over $1.9 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

BACKGROUND

We are a blank check company formed in the Cayman Islands on December 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Our existing charter required that we consummate an initial business combination by July 18, 2025 (the “Termination Date”). If we did not complete an initial business combination by the Termination Date, our existing charter required that we (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

We did not complete out initial business combination by the Termination Date. In addition, we did not commence the winding up and redemption procedures required by our existing charter. Instead, after careful consideration, our Board determined to seek an amendment to our existing charter to extend the Termination Date. Our existing charter does not expressly permit the Termination Date to be extended after it has passed. As a result, our continued operations after the Termination Date are not in compliance with Article 162 of our existing charter. We have determined to operate in order to seek shareholder approval for the proposed Extension, but we recognize that this carries certain legal and enforcement risks, including the risk that a shareholder could challenge the validity of our actions following the Termination Date, including the potential to find a different business combination in such case that the Extension Amendment Proposal is approved by our shareholders.

Even if shareholders approve the Extension, there is a risk that shareholders, the trustee, or other interested parties could challenge our ability to keep operating, claim that our actions after the Termination Date are invalid, or require us to liquidate the trust account. However, we believe that under Cayman law our shareholders’ approval of this amendment will serve as a ratification by the shareholders of our actions after the Termination Date. Further, we have agreed with Continental that we will deposit prior to the redemption the amount representing the payments that would have been due on August 16, 2025 and September 16, 2025 had we been permitted to extend under the terms of our existing charter.

There are currently 384,510 Class A Ordinary Shares, which includes 5,963 held as units, 278,134 of which have the right to redeem, and 2,875,000 Class B Ordinary Shares issued and outstanding. In addition, we issued 5,000,000 Private Placement Warrants issued to our in a private placement simultaneously with the consummation of our IPO. As of December 31, 2022, there were 11,500,000 public warrants outstanding. As of December 31, 2022, there were 5,000,000 Private Placement Warrants outstanding, respectively. Each whole warrant entitles its holder to purchase one whole share of Class A Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable on the later 12 months from the closing of our IPO and the date of the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A Ordinary Shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $117.3 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $3,293,251.71 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 1 Phillip Street, #09-00 Royal One Phillip, Singapore 048692.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete an initial business combination within the requisite time period may require us to liquidate. This will cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its existing charter to extend the date by which the Company must consummate an initial business combination to the final Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.

If the Extension Amendment Proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal and implement the Extension Amendment. The Board believes that given our expenditure of time, effort and money on an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination and that it is in the best interests of our shareholders that we obtain the Extension. The Board believes that an initial business combination will provide significant benefits to our shareholders.

A copy of the proposed amendment to the existing charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company had until July 18, 2025, to complete the purposes of the Company. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination and at a lower incremental and aggregate cost for each Extension.

While we used our best efforts to complete an initial business combination before the Termination Date, we were unable to do so. Accordingly, our board of directors (the “Board”) believes that we will still be able to consummate an initial business combination, so that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Our existing charter does not authorize an extension of the Termination Date after it has passed. Accordingly, even if our shareholders approve the Extension Amendment Proposal, such approval would be inconsistent with Article 162 of our existing charter. The Company is seeking this approval in order to provide more time to complete an initial business combination despite the passing of the Termination Date. However, we believe that under Cayman law our shareholders’ approval of this amendment will serve as a ratification by the shareholders of our actions after the Termination Date. Further, we have agreed with Continental that we will deposit prior to the redemption the amount representing the payments that would have been due on August 16, 2025 and September 16, 2025 had we been permitted to extend under the terms of our existing charter.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in an initial business combination Agreement (including, without limitation, receipt of shareholder approval of an initial business combination), we intend to complete an initial business combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and existing charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, our IPO prospectus and existing charter provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond July 18, 2025 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

We believe that the foregoing existing charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into an initial business combination Agreement with respect to an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will amend its existing charter in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders, subject to the terms of an initial business combination Agreement. We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal and implement the Extension Amendment. If the Extraordinary General Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 2, 2025.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on October 2, 2025 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time October 2, 2025 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time October 2, 2025 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.84 at the time of the Extraordinary General Meeting.

If you exercise your redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on October 2, 2025 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by July 18, 2025, the Company will be required by its existing charter to incur significant cost to extension of the Termination Date under the current terms of the existing charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 88.2% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase Class A Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,875,000 Founder Shares and 5,000,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $1;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our existing charter provides that the Company had until July 18, 2025 to complete the purposes of the Company. While we used our best efforts to complete an initial business combination as soon as practicable, we were unable to do so. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Our existing charter states that if the Company’s shareholders approve an amendment to the Company’s existing charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before July 18, 2025, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and existing charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into an initial business combination Agreement with respect to an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond July 18, 2025 to the Extended Date.

The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

Overview

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of April 12, 2022 (as further amended from time to time), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from July 18, 2025 to not later than July 18, 2027 (the “Trust Amendment”) and (ii) updating certain defined terms in the Trust Agreement. A copy of the proposed Trust Amendment is attached to this Proxy Statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the period to consummate and initial business combination from July 18, 2025, to not later than July 18, 2027, and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement provides that the Company had until July 18, 2025, and such later day as may be approved by the Company’s shareholders in accordance with the Company’s existing charter to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public shareholders, and our warrants to purchase ordinary shares will expire worthless.

If the Trust Amendment Proposal is Not Approved

Shareholder approval of the Trust Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Trust Amendment unless our shareholders approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B will be executed and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate an initial business combination until the applicable Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date and does not wish to seek an additional extension.

Notwithstanding shareholder approval of the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders, subject to the terms of an initial business combination Agreement. We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Trust Amendment Proposal and implement the Trust Amendment. In the event the Extraordinary General Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Redemption Rights

If the Trust Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 2, 2025.

In connection with tendering your shares for redemption, before 5:00 p.m. Eastern time on October 2, 2025 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time October 2, 2025 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time October 2, 2025 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Trust Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.84 at the time of the Extraordinary General Meeting.

If you exercise your redemption rights, you will be exchanging your Class A Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on October 2, 2025 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote majority of the then outstanding ordinary shares, voting together as a single class, is required to approve the Trust Amendment Proposal. If the Trust Amendment Proposal is not approved, the Trust Amendment will not be implemented and the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly and as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly and as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Trust Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Trust Amendment Proposal.

Our Board will abandon and not implement the Trust Amendment Proposal unless our shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 88.2% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase Class A Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Trust Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,875,000 Founder Shares and 5,000,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $1;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such proposal.

The Trust Agreement provides that the Company had until July 18, 2025 to complete the business combination. While we used our best efforts to complete an initial business combination before the Termination Date we were unable to do so. Accordingly, our board of directors (the “Board”) believes that we will still be able to consummate an initial business combination, so that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment is in the best interests of the Company and its shareholders.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Ordinary Shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A ordinary shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Ordinary Shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Ordinary Shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Ordinary Shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Ordinary Shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Ordinary Shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares

If a U.S. Holder’s Class A Ordinary Shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Ordinary Shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Ordinary Shares based upon the then fair market values of the Class A Ordinary Shares and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares or the U.S. Holder’s initial basis for Class A Ordinary Shares upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Ordinary Shares of the Company and is not a U.S. Holder.

Redemption of Class A Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Ordinary Shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Ordinary Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Ordinary Shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Ordinary Shares, and, in the case where our Class A Ordinary Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Ordinary Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for our Class A Ordinary Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of our Class A Ordinary Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Ordinary Shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Overview

Date, Time and Place. The Extraordinary General Meeting of the Company’s shareholders will be held at 10:00 A.M. Eastern Time on October 6, 2025, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/aurafatprojects/2025. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own our ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/aurafatprojects/2025 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0169039#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s Class A Ordinary Shares at the close of business on July 22, 2025, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal requires the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal will require the affirmative vote of majority of the then outstanding ordinary shares, voting together as a single class. Approval of the Adjournment Proposal will require the affirmative vote of a simple majority of holders of the issued and outstanding ordinary shares represented in person or by proxy at the Extraordinary General Meeting. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Extraordinary General Meeting, there were 384,510 Class A Ordinary Shares, which includes 5,963 held as units, 278,134 of which have the right to redeem, and 2,875,000 Class B Ordinary Shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment Proposal and the Trust Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Lioness Consulting LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at Lioness Consulting LLC, telephone number: 917-576-3586 email: info@lionessconsultingllc.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were 384,510 Class A Ordinary Shares, which includes 5,963 held as units, 278,134 of which have the right to redeem, and 2,875,000 Class B Ordinary Shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. Currently, all the shares of Class B ordinary share are convertible into Class A ordinary share on a one-for-one basis.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class B Ordinary Shares	Percentage of Total Outstanding Ordinary share
Aura FAT Projects Capital LLC	-	-	2,875,000	100%	88.2%
Tristan Lo(3)	-	-	-	-	-
David Andrada(3)	-	-	-	-	-
All executive officers and directors as a group (9 individuals)	-	-	2,875,000	100%	88.2%

(1)	Unless otherwise noted, the business address of each of these entities and individuals is 1 Phillip Street, #09-00, Royal One Phillip, Singapore, 048692.
(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares.
(3)	Aura FAT Projects Capital LLC, our sponsor, is the record holder of the securities. Tristan Lo and David Andrada, are each a control person of our sponsor. By virtue of this relationship, Tristan Lo and David Andrada may be deemed to share beneficial ownership of the securities held of record by our sponsor. Tristan Lo and David Andrada each disclaims any such beneficial ownership except to the extent of his respective pecuniary interest.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon an initial business combination. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at 1 800-450-7155 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Lioness Consulting LLC

Telephone number: 917-576-3586

Email: info@lionessconsultingllc.com

You may also obtain these documents by requesting them from the Company at:

Aura FAT Projects Acquisition Corp

1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692
Attn:
Telephone No.: +65-3135-1511

If you are a shareholder of the Company and would like to request documents, please do so by October 2, 2025, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THIRD AMENDMENT TO THE

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION OF

AURA FAT PROJECTS ACQUISITION CORP

ADOPTED BY SPECIAL RESOLUTION ON 6 OCTOBER 2025

AURA FAT PROJECTS ACQUISITION CORP, a company limited by shares organized under the Companies Act (as amended) of the Cayman Islands (the “Company”), does hereby certify as follows:

1.	The name of the Company is Aura Fat Projects Acquisition Corp. The Company’s original memorandum and articles of association were filed with the General Registry of the Cayman Islands on 6 December 2021, the Company’s amended and restated memorandum and articles of association were adopted by Special Resolution (as defined below) on 6 January 2022, and the Company’s second amended and restated memorandum and articles of association were adopted by Special Resolution on 25 March 2022 and later amended by Special Resolutions on 17 July 2022 and 10 July 2024. (the “Second A&R Mem & Arts”).

2.	This third amendment amends the Second A&R Mem & Arts (the “Third Amendment”).

3.	This Third Amendment was duly adopted by special resolution of the shareholders of the Company (the “Special Resolution”), being the affirmative vote of holders of two thirds of the ordinary shares of the Company present and entitled to vote at a general meeting of the Company’s shareholders, held on 6 October, 2025 at which a quorum of the Company’s shareholders was present.

4.	The text of Section (a) of Article 162 is hereby amended and restated to read in its entirety as follows:

“162. If the Company does not consummate an initial business combination by 18 July 2025, the Company may, but is not obligated to, extend the period in which the Company must complete the initial business combination to 18 July 2027 (the “Termination Date”), without any requirement that the Company deposit additional funds into the Company’s trust account; and further provided in each case that the procedures relating to any such extension, as set forth in the agreement relating to the Trust Fund, shall have been complied with.

If the Company does not consummate an initial business combination by the Termination Date, the Company may seek an Ordinary Resolution of the Public Shareholders for a subsequent extension. Public Shareholders will be offered the opportunity to vote on and/or redeem their Shares in connection with the approval of such extension.

If the Company is unable to complete the initial business combination by the Termination Date and the Company determines not to seek an extension from the Public Shareholders, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly and as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and

(c)	as promptly and as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject, in the case of Articles 162(b) and 162(c), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

Aura FAT Projects Acquisition Corp has caused this Third Amendment to the second amended and restated memorandum and articles of association of the Company to be duly executed in its name and on its behalf by an authorized officer as of 6 October 2025.

AURA FAT PROJECTS ACQUISITION CORP

By:
Name:	David Andrada
Title:	Co-Chief Executive Officer

ANNEX B

THIRD PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Third Amendment (this “Amendment”), dated October 6, 2025, to the Trust Agreement between Aura FAT Projects Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated April 12, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account;

WHEREAS, at an extraordinary general meeting of the Company held on 6 October, 2025, the Company’s shareholders approved (i) a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Certificate”) extending the date by which the Company has to consummate an initial business combination from July 18, 2025 to not later than July 18, 2027; and (ii) a proposal to amend the Trust Agreement requiring the Company to, unless the Closing of the Company’s initial business combination shall have occurred, subject to the terms and conditions of the Amended and Restated Certificate, and the Trust Agreement, and updating related defined terms; and

NOW THEREFORE, IT IS AGREED:

1. The fifth recital in the Trust Agreement is deleted and replaced as follows:

“WHEREAS, if an initial business combination is not consummated by July 18, 2025, the Company may extend the time to consummate an initial business combination to July 18, 2027, without any requirement that the Company deposit additional funds into the Trust Account; and”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms of this Amendment.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures were upon the same instrument. An electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

The parties have executed this Amendment as of the date above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

AURA FAT PROJECTS ACQUISITION CORP

By:
Name:	David Andrada
Title:	Co-Chief Executive Officer

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

October 6, 2025

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 6, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated September 15, 2025 and Proxy Statement, dated September 11, 2025, in connection with the extraordinary general meeting to be held at https://www.cstproxy.com/aurafatprojects/2025, on October 6, 2025 as a virtual meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and appoints David Andrada and Tristan Lo (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 6, 2025: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/aurafatprojects/2025.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to complete an initial business combination from July 18, 2025 to July 18, 2027, or such earlier date as determined by the Board of Directors, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Investment Management Trust Agreement, dated as of April 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company, (i) allowing the Company to extend the business combination period from July 18, 2025 to July 18, 2027, which we refer to as the “Trust Amendment Proposal.”.	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: September 11, 2025

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

200078 Aura Fat Projects Acq Proxy Card Rev4 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. **2025**

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AURA FAT PROJECTS ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 5, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**________**2025.**

2025 PLEASE SIGN, D A TE AN D RETUR N THE PROXY IN THE ENVELOPE ENCLOSED T O CONTINEN T A L S T OCK TRANSFER & TRUST COM P AN Y . THIS PROXY WILL B E VOTED IN THE MANNER DIRECTE D HEREI N B Y THE UNDERSIGNE D SHAREHOLDER . IF N O DIRECTIO N IS MADE, THIS PROXY WILL B E VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 , “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 , AN D “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3 , IF SUCH PROPOSAL IS PRESENTED A T THE EXTRAORDINA R Y GENERAL MEETING . THIS PROXY WILL REVOK E AL L PRIOR PROXIES SIGNED B Y YOU . Proposal 1 — Extension Amendmen t Proposal Amend the Company ’ s Amended an d Restated Memorandum an d Articles o f Association to extend the dat e b y whic h the Compan y ha s to complete a n initia l business combination from July 18 , 202 5 to July 18 , 2027 , o r such earlie r date a s determine d b y the Board o f Directors , whic h w e refer to a s the “Extension Amendment Proposal . ” Proposal 2 — T rus t Amendmen t Proposal Amend the Company ’ s Investment Management T rust Agreement, date d a s o f April 12 , 2022 , by an d betwee n the Compan y an d Continenta l Stock T ransfer & T rust Compan y , (i) all o win g the Comp a n y to exten d the busines s combination perio d from July 18 , 202 5 to July 18 , 2027 , whic h w e refer to a s the “ T rust Amendment Proposal . ” Proposal 3 — Adjournmen t Proposal Approve the adjournmen t o f the Extraordinary General Meeting to a late r dat e o r dates , if necessar y , to permi t further solicitation an d vote o f proxie s i n the event that there are insufficient votes fo r , or otherwise in connection with , the approv al o f the Extension Amendment Proposal an d the T rust Amendment Proposal, whic h w e refer to a s the “Adjournment Proposal . ” AUR A F A T PROJECTS ACQUISITIO N CORP 5 FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D 5 Signature Signature , i f hel d jointly Date 2025. Note : Signatur e shoul d agre e wit h nam e printe d hereon . I f share s ar e hel d i n th e nam e o f mor e tha n on e person , EAC H join t owne r shoul d sign . Executors , administrators, trustees , guardians , an d attorney s shoul d indicat e th e capacit y i n whic h the y sign . Attorney s shoul d submi t power s o f attorne y . Please mark your votes lik e this X 20007 8 Aura Fat Projects Acq Proxy Car d Rev 4 - Front CONTRO L NUMBER PROXY TH E BOAR D O F DIREC T OR S RECOMMEND S A VOT E “FOR ” AL L PROPOSALS. PLEASE D O NO T RETUR N THE PROXY CARD IF YOU AR E VOTING ELECTRONICAL L Y . I NTERNE T – ww w .cstproxyvote.com Us e the Internet to vote your prox y . Have your prox y card availabl e whe n you access the abov e website . Follow the prompt s to vote your shares. V ote a t the Meeting – I f yo u pla n t o atten d th e virtua l online Extraordinar y Genera l Meeting , yo u wil l nee d your 1 2 digi t contro l numbe r t o vot e electronicall y at th e Extraordinar y Genera l Meeting . T o a tt end t he Extraordinary General Meeting, visit: https:// ww w .cstprox y .com/aurafatprojects/2025 MAIL – Mark, sign an d dat e your prox y card an d return i t i n the postage - pai d envelope provided. Y our Internet vot e authorize s the named proxies to vot e you r share s in the sam e manne r a s if you marked , signe d an d returne d you r proxy card . V otes submitte d electronicall y over the Internet mus t be receive d by 1 1 : 5 9 p . m . , Eastern T ime, on October 5 , 2025 . YOUR VOTE IS IMPOR T AN T . PLEASE VOTE T OD A Y . V ot e b y Interne t - QUIC K * * * EAS Y IMMEDI A T E - 2 4 Hour s a Da y , 7 Day s a W ee k o r b y Mail FOR AGAINST ABS T AIN FOR AGAINST ABS T AIN FOR AGAINST ABS T AIN

2025 5 FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D 5 PROXY THIS PROXY IS SOLICITED ON BEHAL F OF THE BOAR D OF DIREC T ORS AUR A F A T PROJECT S ACQUISITIO N CORP The undersigned , revoking an y previou s proxie s relating to these shares, hereb y acknowledge s receipt o f the Notic e an d Proxy Statement, date d September 1 1 , 2025 , i n connection wit h the extraordinar y genera l meeting to be hel d a t https : //ww w . cstprox y . com/aurafatprojects/ 202 5 , o n October 6 , 202 5 a s a virtual meeting (the “Extraordinary General Meeting”) for the sole purpos e o f considering an d voting upo n the following proposals , an d appoint s David Andrada an d T ristan L o (with full powe r to ac t alone) , the attorney s an d proxie s o f the undersigned , wit h full powe r of substitution to each , to vote al l ordinar y shares o f the Comp a n y registered i n the nam e provided , whic h the undersigned i s entitle d to vote a t the Extraordinary General Meeting an d a t an y adjournments , wit h al l the power s the undersigned woul d hav e i f personall y present . Without limitin g the genera l authorizatio n hereb y given , said proxie s are , an d each o f them is , instructe d to vote o r ac t a s follows o n the proposal s set forth i n the accompanyin g Proxy Statement . THIS PROX Y , WHEN EXECUTED, WILL B E VOTED IN THE MANNER DIRECTE D HEREIN . IF N O DIRECTION IS MADE, THIS PROXY WI L L B E VOTED “FOR” THE EXTENSION AMENDMEN T PROPOSAL (PROPOSAL 1 ), “FOR” THE TRUST AMENDMEN T PROPOSAL (PROPOSAL 2 ) , AN D “FOR” THE ADJOURNMEN T PROPOSAL (PROPOSAL 3 ) , IF PRESENTED . (Continued an d to be marked , dated an d signe d on the other side) Importan t Notic e Regardin g th e A vailabilit y o f Prox y Material s fo r the Extraordinar y Genera l Meetin g o f Shareholders t o b e hel d o n Octobe r 6 , 2025. Thi s notic e o f meetin g an d th e accompanyin g prox y statemen t are availabl e a t https://ww w .cstprox y .com/aurafatprojects/2025. 20007 8 Aura Fat Projects Acq Proxy Car d Rev 4 - Back